Exhibit 99.02

Slide: 1Title: Glu Mobile Q413 Earnings Call February 5, 2014 © Glu Mobile Inc. – ProprietarySlide: 2 Page 2 This presentation contains "forward-looking" statements including those regarding: our quarterly and full year guidance for 2014; that we have an expanding global presence, particularly in APAC; estimated growth and expected trends in smartphone users and global mobile traffic; momentum in global tablet growth; our belief that the shooter genre is well positioned for long-term growth in mobile FTP from current levels; the expected launch date of Frontline Commando 2; that APAC is the fastest growing mobile market globally and represents an increasing percentage of Glu’s revenues; our belief that there is a significant opportunity for increased mobile ad spending, particularly in the U.S.; our expectation of the quad screen future; expected trends in wearable computing; that we are poised for growth; and that Glu has a strong secular growth opportunity. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop free-to-play games for smartphones and tablets, the risk that we do not maintain our good relationships with Apple and Google; the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, free-to-play gaming, is smaller than anticipated; risks related to the restatement of certain of our historical financial statements and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on November 8, 2013 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on February 5, 2014 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise. © Glu Mobile Inc. – Proprietary Safe-Harbor StatementSlide: 3 Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenues, non-GAAP smartphone revenues, non-GAAP freemium revenues, non-GAAP cost of revenues, non-GAAP gross profit,  non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income/(loss), non-GAAP net income/(loss) per share and Adjusted EBITDA. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: Change in deferred revenues and deferred cost of revenues;Amortization of intangible assets; Non-cash warrant expense;Stock-based compensation expense; Restructuring charges; Change in fair value of Blammo earnout; Transitional costs; Impairment of goodwill;Release of tax liabilities; andForeign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non-GAAP operating income/(loss) excluding depreciation.Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu’s earnings press release for the quarter ended December 31, 2013, which is available on our website at http://www.glu.com/investors. © Glu Mobile Inc. – Proprietary Page 3 Use of Non-GAAP Financial MeasuresSlide: 4Other Placeholder: Page 4Slide: 5 Page 5 © Glu Mobile Inc. – Proprietary Q4 2013 financial performance strongest in Glu’s history:Largest topline - $42.8m in non-GAAP revenuesMost profitable - $6.0m in Adjusted EBITDA2014 guidance strongest in Glu’s history:Expected $142m-$150m in non-GAAP revenue or 25-32% growth Y/YExpected full year Adjusted EBITDA profits of $4-$6m Upwards Step ChangeSlide: 6Other Placeholder: Page 6Other Placeholder: Much has come together for Glu after 15 months of hard work:Monetize more deeplyOptimize more predictablyMarket more efficientlyBetter processes                      Better talentRowing in unison © Glu Mobile Inc. – Proprietary Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release Step Change in PerformanceSlide: 7 Page 7 © Glu Mobile Inc. – Proprietary Only pure-play mobile gaming company listed in North America (NASDAQ: GLUU)Deeply aligned with mobile ecosystem (iOS & Android)Expanding global presence, particularly APACWell capitalized500+ employees A Global LeaderSlide: 8Other Placeholder: Page 8 Pres. of StudiosMatt Ricchetti Pres. of Pub.Chris Akhavan CFOEric Ludwig CEONiccolo De Masi © Glu Mobile Inc. – Proprietary The Management TeamSlide: 9 Technology Integration 90%+ Featuring Track Record New Devices at LaunchTitle: Tightly Aligned w/ Ecosystem DistributionChannel Quality PipelineOther Placeholder: Page 9 © Glu Mobile Inc. – ProprietarySlide: 10Title: MarketOther Placeholder: Page 10 © Glu Mobile Inc. – ProprietarySlide: 11Other Placeholder: Page 11 Global Users (MM) Global Smartphone vs. Mobile Phone Users2013E 1.5BSmartphoneUsers 5B+ Mobile Phone Users % of Internet Traffic Global Mobile Traffic as % of Total Internet Traffic, 12/08 – 5/13(with Trendline Projection to 5/15E) Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB Morgan Stanley Research estimates. Source: StatCounter Global Stats, 5/13.  Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB. Note that PC-based Internet data bolstered by streaming. © Glu Mobile Inc. – ProprietarySlide: 12Other Placeholder: Page 12 Quarters After Launch Global Units Shipments (000) First 12 Quarters Cumulative Unit Shipments, iPhone vs. iPad Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; Katy Huberty, Ehud Gelblum, Morgan Stanley Research. Gartner.  Apple, as of CQ1:13 (12 quarters post iPad launch).  Launch Dates: iPhone (6/29/07), iPad (4/3/10) © Glu Mobile Inc. – Proprietary Tablet MomentumSlide: 13Other Placeholder: Page 13 $50m+ estimated lifetime revenue games commonplace:A number of $100m+ estimated lifetime revenue titles:Three $500m+ estimated lifetime revenue mega-hits:We believe that Glu is the clear category leader in action: © Glu Mobile Inc. – Proprietary The Big Get BiggerSlide: 14Other Placeholder: Page 14Other Placeholder: © Glu Mobile Inc. – Proprietary Category LeadershipSlide: 15Other Placeholder: Page 15Other Placeholder: © Glu Mobile Inc. – ProprietaryOther Placeholder: More than 40%* of console revenues from action/shooters:4th year in a row now we have shipped what we believe is the biggest & best free-to-play mobile action game of the year:We believe that the action genre is well positioned for long-term growth in mobile free-to-play from current levels *Data compiled by the Entertainment Software Association using NPD Group figures for 2012 Action LeadershipSlide: 16Title: MomentumOther Placeholder: Page 16 © Glu Mobile Inc. – ProprietarySlide: 17 Page 17 © Glu Mobile Inc. – Proprietary *Glu internal estimates through December 31, 2013 Global OIP FranchisesSlide: 18Other Placeholder: Page 18 © Glu Mobile Inc. – ProprietarySlide: 19Other Placeholder: Launched Jan 9Coincides with theatrical release in February; FLC engineLaunched Jan 16SvZ2 engineLaunched Jan 23 PVP; online-onlyExpected to launch in Mar’14Franchise sequel; PVP and PVEOther Placeholder: Page 19 © Glu Mobile Inc. – Proprietary Strong Q1 Line-UpSlide: 20 Fastest growing mobile market globallyIncreasing percentage of Glu revenue Glu is arguably the strongest foreign player in China, and is expanding presence in key markets of Japan and KoreaOther Placeholder: Page 20 © Glu Mobile Inc. – ProprietaryOther Placeholder: Phased global launch between Dec 17 and Jan 10Top 10 grossing in Korea on iOSTop 25 grossing in China on iOSAPACSlide: 21Title: Long Term Growth OpportunitiesOther Placeholder: Page 21 © Glu Mobile Inc. – ProprietarySlide: 22Other Placeholder: Page 22 % of Time Spent in Media vs. % of Advertising Spending, USA 2012 Note: *Internet advertising reached $37B in USA in 2012 per IAB, Mobile advertising reached $4B per eMarketer.  Print includes newspaperand magazine.  $20B opportunity calculated assuming Internet and Mobile ad spend share equal their respective time spent share.  Source:  Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; Time spend and ad spend share data based on eMarketer (adjusted to exclude outdoors / classified media spend), 12/12 % of Total Media Consumption TimeOr Advertising Spending ~ $20B+Opportunity in USA(Gp:) Internet Ad= $37B*(Gp:) Mobile Ad= $4B* © Glu Mobile Inc. – Proprietary Mobile Ad Spend Lags Mobile UsageSlide: 23 Page 23 © Glu Mobile Inc. – Proprietary Quad Screen FutureSlide: 24Other Placeholder: Page 24 Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; xxx MainframeComputing1960s Technology Cycles Have Tended to Last Ten Years MiniComputing1970s PersonalComputing1980s Desktop InternetComputing1990s Mobile InternetComputing2008+ Wearable / EverywhereComputing2014+ © Glu Mobile Inc. – Proprietary WearablesSlide: 25Title: Financial SummaryOther Placeholder: Page 25 © Glu Mobile Inc. – ProprietarySlide: 26Other Placeholder: Page 26 © Glu Mobile Inc. – Proprietary Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011 and 2012 as outlined in the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2012 filed with the SEC on August 9, 2013. Proven ability to successfully transition as eco-system evolvesPoised for growth Annual Non-GAAP RevenuesSlide: 27 Page 27 © Glu Mobile Inc. – Proprietary Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release Non-GAAP Revenues and EBITDASlide: 28Other Placeholder: Page 28 © Glu Mobile Inc. – Proprietary Non-GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release Non-GAAP Smartphone Revenues MixSlide: 29Other Placeholder: Page 29Title: $42.1M Non-GAAP Smartphone Revenues in Q413 Frontline Commando: D-Day     $2.9MStardom: Hollywood        $1.0MHeroes of Destiny        $0.6MSamurai vs Zombies 2        $0.4MGun Bros 2         $0.3M Deer Hunter 2014 $27.4MZombies Ate My Friends      $0.6MGang Lords    $0.2M © Glu Mobile Inc. – Proprietary Frontline Commando $0.9MContract Killer: Zombies $0.3MBlood & Glory $0.2MStardom: The A-List $0.2M Contract Killer 2 $1.8MContract Killer Zombies 2 $0.2MDragon Slayer $0.1M Non-GAAP Smartphone Revenues by TitleSlide: 30Other Placeholder: Page 30 © Glu Mobile Inc. – Proprietary GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release GAAP Revenues Trend by RegionSlide: 31Title: (% contribution)Other Placeholder: Page 31 © Glu Mobile Inc. – Proprietary GAAP revenues have been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012  and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release GAAP Revenues Trend by RegionSlide: 32 New installs of 79.6M in Q413, up Q/Q due to Deer Hunter 2014Q413 DAU and MAU at all-time highs due to Deer Hunter 2014 Note:  MAU/DAU calculation methodology was changed  in Q411 to more accurately reflect the user metrics  which had the effect of increasing our Q411 MAU/DAU by less than 5% from what it would have been under our previous methodology.  This change affects the comparability of Q411 and subsequent MAU/DAU data to prior quarters.Other Placeholder: Page 32 © Glu Mobile Inc. – Proprietary User MetricsSlide: 33Other Placeholder: Page 33 © Glu Mobile Inc. – Proprietary Q413 Non-GAAP ResultsSlide: 34Other Placeholder: Page 34 © Glu Mobile Inc. – Proprietary Strong Balance SheetSlide: 35Title: Q114 and FY2014 GuidanceOther Placeholder: Page 35 © Glu Mobile Inc. – ProprietarySlide: 36Other Placeholder: Page 36 © Glu Mobile Inc. – Proprietary Q114 Non-GAAP GuidanceSlide: 37Other Placeholder: Page 37 © Glu Mobile Inc. – Proprietary 2014 Full Year Non-GAAP GuidanceSlide: 38Other Placeholder: Page 38 Expected non-GAAP revenue growth of 25-32% for 2014 from the full year 2013 actual resultsThe quarter to quarter variability reflects our current estimated timing of new title releasesAny changes to our title release schedule may impact these quarterly Non-GAAP revenue and Adjusted EBITDA estimates © Glu Mobile Inc. – Proprietary 2014 Quarterly Non-GAAP GuidanceSlide: 39 Average Daily Volume is calculated using the last 90 calendar daysCash balance as of 12/31/2013 Page 39 © Glu Mobile Inc. – Proprietary Key StatisticsSlide: 40 Page 40 © Glu Mobile Inc. – Proprietary Key Operating Metrics (Gross Basis)Slide: 41 Strong secular global growth opportunityNew team & expertise delivering tangible resultsGames as a Service strategy bolsters fundamentalsOther Placeholder: Page 41 © Glu Mobile Inc. – Proprietary Investment OverviewSlide: 42Title: GAAP to Non-GAAP ReconciliationsOther Placeholder: Page 42 © Glu Mobile Inc. – ProprietarySlide: 43Other Placeholder: Page 43 © Glu Mobile Inc. – Proprietary Q413 GAAP to Non-GAAP ReconciliationSlide: 44Other Placeholder: Page 44 © Glu Mobile Inc. – Proprietary Q412 GAAP to Non-GAAP ReconciliationSlide: 45Other Placeholder: Page 45 © Glu Mobile Inc. – Proprietary 2013 GAAP to Non-GAAP ReconciliationSlide: 46Other Placeholder: Page 46 © Glu Mobile Inc. – Proprietary 2012 GAAP to Non-GAAP ReconciliationSlide: 47Other Placeholder: Page 47 © Glu Mobile Inc. – Proprietary GAAP to Non-GAAP Reconciliation